UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 ________________________________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

________________________________________

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)

(703) 438-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On June 21, 2013, comScore, Inc. (the “Company”) announced the promotion of Serge Matta to the role of President. Mr. Matta has served as the Company’s President, Commercial Solutions, since March 2012. Prior to that, Mr. Matta served in various senior positions at the Company, including as Executive Vice President, overseeing the Company’s worldwide Telecommunications and Mobile practice. Prior to joining the Company in 2000, Mr. Matta held positions at MicroStrategy within its consulting group. Mr. Matta holds a B.S. degree in Finance from George Mason University and an M.B.A. from American University.

Magid M. Abraham will remain the Company’s Chief Executive Officer and a director.

Revised Compensatory Arrangements of Certain Officers

Arrangements for Named Executive Officers Other than Chief Executive Officer

On June 19, 2013, after review of the Company’s compensation of its named executive officers other than its Chief Executive Officer with input from Compensia, its outside compensation consultant, the Compensation Committee (the “Committee”) of the Board of Directors approved certain changes to the compensatory arrangements for the Company’s named executive officers other than its Chief Executive Officer. These changes were made as the areas of the Company's focus - for example, the ability to manipulate and analyze vast amounts of data; the ability to quickly adapt measurement capabilities across new forms of media, such as smartphones, tablets and other connected devices; or the ability to efficiently scale analytical systems and processes worldwide that can operate on a real-time or near real-time basis - have become a competitive advantage, and has developed skillsets among our personnel that are heavily recruited. These changes were also made to further normalize our compensation approach to the approach taken by our peers and industry participants. The changes include: (i) restricted stock unit (“RSU”)-based awards issued June 20, 2013 as a retention tool; (ii) revised short-term incentive (“STI”) stock-based performance award levels based on 2013 annual performance; (iii) revised long-term incentive (“LTI”) performance RSU-based performance award levels based on 2013 annual performance; and (iv) long-term RSU (“Long-Term RSU”) award levels.

	RSU Awards to Retain Executives (number of shares underlying award)	Value of STI Performance-Based Stock Bonus at Time of Grant		Value of LTI Performance-Based RSU Bonus at Time of Grant		Value of Long-Term RSU Bonus at Time of Grant
Name and Principal Position		Target	Maximum	Target	Maximum
Kenneth J. Tarpey Chief Financial Officer	25,000	$275,625	$551,250	$150,000	$300,000	$300,000
Gian M. Fulgoni Executive Chairman of the Board of Directors	25,000	375,000	750,000	275,000	550,000	550,000
Serge Matta President	50,000	415,000	830,000	300,000	600,000	600,000
Cameron Meierhoefer Chief Operating Officer	25,000	240,750	481,500	150,000	300,000	300,000

In addition, in connection with his promotion, the Compensation Committee increased Mr. Matta’s 2013 annualized base salary effective as of June 20, 2013 to $415,000.

One-third of the number of shares subject to the RSU-based retention awards will vest annually on February 18 of each of 2014, 2015 and 2016, subject to continued employment of the executive through each vesting date.
The Long-Term RSU awards shall be issued in the first quarter of 2014, subject to the continued employment of the executive through such date. One-third of the number of shares subject to the Long-Term RSU awards shall be immediately vested at the time of award, and one-third of the number of shares subject to the Long-Term RSU retention awards shall vest annually on each of February 18, 2015 and 2016, subject to continued employment of the executive through each vesting date.
The STI and LTI performance-based awards are subject to the following terms:

•
The Committee has established STI and LTI stock- and RSU-based performance awards to be earned based on Company- and individual-performance targets. The Company-performance targets relate to revenue and EBITDA goals.

•
Once the Committee determines the value of an that award has been achieved, the executive will become eligible to earn the number of shares for the STI award and RSUs for the LTI award determined by dividing the amount by the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on the date of determination, which is expect to be in the first quarter of 2014.

•	Executives must remain employed through the date that the Committee makes its determination in order to earn the awards.

•
The Committee, in its sole discretion, has the right to amend, supplement, supersede or cancel the bonus program for any reason, and has reserved the right to determine whether and when to pay out any awards, regardless of actual achievement of the performance targets.

•	Shares to be issued with respect to amounts earned with respect to STI will be fully vested on the date of issuance.

•
One-third of the number of shares subject to the LTI awards shall be immediately vested at the time of award, and one-third of the number of shares subject to the LTI awards shall vest annually on each of February 18, 2015 and 2016, subject to continued employment of the executive through each vesting date.

•
In the event of a “change of control” of the Company prior to the date the Committee is able to determine the extent to which goals have been achieved, the performance-based criteria will be deemed to be achieved at target levels with vesting to occur over the period described above.

Quantitative and Qualitative Factors for STI and LTI Awards

Under the revised 2013 Named Executive Officer Incentive Compensation Policy, the 2013 STI award levels established for our named executive officers are based on a weighted mix of quantitative and qualitative factors, including the satisfactory completion of specific projects or initiatives. The quantitative milestones are based on the expected financial performance of the Company in 2013, and the revenue targets are consistent with the midpoint of the guided ranges in the Company's initial earnings release for 2013 guidance. The Committee revised the weighting of the target levels based on its experience as well as Compensia’s input. The 2013 STI award weighting for our named executive officers were calculated based on the following component factors:

Achievement of	Weight of Component
	Tarpey	Fulgoni	Matta	Meierhoefer

Milestones for 2013 revenue	80%	80%	30%	—
Milestones for management based objectives	20%	20%	20%	100%
Individual qualitative factors such as client retention (as measured based on contract value), personnel retention, strategic milestones	—	—	50%	—

With respect to the LTI awards, the number of shares underlying the RSUs that the Committee deems eligible to be earned with respect to LTI awards is subject to the Company achieving the midpoint of the adjusted EBITDA range as described in the Company’s initial earnings release for 2013 guidance, which remains unchanged from the Company’s prior target for its 2013 Named Executive Officer Incentive Compensation Policy.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release announcing Mr. Matta’s promotion on June 21, 2013. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference to this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K and the related Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Kenneth J. Tarpey
Kenneth J. Tarpey Chief Financial Officer

Date: June 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 21, 2013